Rule 497(e)
File Nos. 333-162249 & 811-09667

Supplement Dated January 11, 2010
To the Prospectus for the

Prestige Series Flexible Premium Variable Universal Life Policy
Dated May 1, 2003

Issued Through

PRESTIGE VARIABLE LIFE ACCOUNT

By

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

This supplement amends certain information contained in your Prestige Series Variable Universal Life Policy prospectus.  Please read this Supplement carefully and retain it for future reference.

Effective April 30, 2010, the Goldman Sachs Growth and Income Fund will be renamed “Goldman Sachs Large Cap Value Fund”. Accordingly, all references to “Goldman Sachs Growth and Income Fund” in your Prospectus are deleted and replaced with “Goldman Sachs Large Cap Value Fund”.

Furthermore, the investment objective of the Goldman Sachs Large Cap Value Fund will change.  The description on page 31, under the section “The Portfolios—Objective and Investment Adviser”, the “Objective” information is deleted in its entirety and replaced with the following:

“Seeks long-term capital appreciation.”

* * * * *

Effective April 30, 2010, the Goldman Sachs Capital Growth Fund will be renamed “Goldman Sachs Strategic Growth Fund”. Accordingly, all references to “Goldman Sachs Capital Growth Fund” in your Prospectus are deleted and replaced with “Goldman Sachs Strategic Growth Fund”.

Furthermore, the investment objective of the Goldman Sachs Strategic Growth Fund will change.  The description on page 31, under the section “The Portfolios—Objective and Investment Adviser”, the “Objective” information is deleted in its entirety and replaced with the following:

“Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth.”

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.